                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                       CONTACT: Timothy W. Henry
                                            Telephone: (704) 344.8150
                                            Email: Thenry@fairpoint.com
                                                   --------------------


             FAIRPOINT RENEWS FOCUS ON SOLID RURAL TELECOM BUSINESS

     o COMPANY ANNOUNCES SALE OF CERTAIN ASSETS OF ITS SUBSIDIARY, FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

     o    FAIRPOINT REPORTS STRONG THIRD-QUARTER RESULTS ENDED SEPT. 30

     o    GENE JOHNSON TO REPLACE RETIRING JACK H. THOMAS AS CEO

CHARLOTTE, N.C. (Nov. 7, 2001) - FairPoint Communications, Inc. ("FairPoint") today announced it will renew its focus as an operator and acquirer in the highly stable rural traditional telephone marketplace.

Following a decision in October to sell its competitive local exchange carrier properties in Oregon and Washington, the company said today it has reached a definitive agreement to sell certain assets in the Northeast to Choice One Communications (Nasdaq: CWON). FairPoint will wind down the rest of its operations in its competitive communications subsidiary, FairPoint Communications Solutions Corp. ("FairPoint Solutions"), following a transition lasting until mid-year 2002.

The company's board also has appointed Eugene "Gene" Johnson, currently vice chairman, to lead the company as chief executive officer. Johnson said the company intends to "focus with renewed vigor on the core competencies FairPoint was founded on: acquiring and operating rural telephone companies."

In addition, the company announced its financial results for the quarter ended Sept. 30. Highlights include:

     o    Consolidated revenues were up 11.7% compared to third quarter 2000.

     o Traditional telephone company revenues increased 7.9% compared to the same quarter a year ago.

     o The company reported consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) of $23.2 million, a 101.1% increase compared to third quarter 2000.

FAIRPOINT WILL BECOME A SIGNIFICANT INVESTOR IN CHOICE ONE

The definitive agreement announced today, subject to regulatory and other approvals, calls for the sale of FairPoint Solutions' assets in five Northeastern states. As part of the asset purchase agreement, FairPoint will receive cash and common stock and will become a significant investor in Choice One and receive one seat on Choice One's board of directors.

"Last winter, as capital markets tightened, we quickly adjusted FairPoint Solutions to focus on core markets, lower costs to match revenue, preserve capital and accelerate the schedule to reach positive EBITDA," Johnson said. "At the time, it appeared these moves would be sufficient. Now, however, the recovery in the economy and capital markets has been pushed further into the future. It is clear that our best strategic alternative is to align with a competitive carrier that has the critical mass necessary to take advantage of economies of scale required in this industry sector. We believe Choice One has the size and proven operating performance to succeed over the long term."

FairPoint Solutions agreed last month to sell its assets in Washington and Oregon to Advanced Telcom Group. FairPoint Solutions will continue to serve customers in its Northeast and Northwest markets as Choice One and ATG gradually convert lines to their respective operating platforms. In addition, FairPoint Solutions will begin notifying its remaining CLEC customers in Southwest, Southeast and Mid-Atlantic markets that they will need to find alternative carriers over the next few months pending the required regulatory procedures.

"I am particularly gratified to know how much Choice One is committed to serving all our markets across the Northeast," Johnson said. For example, Choice One plans to begin service in two markets where FairPoint Solutions has a presence and Choice One does not. Those markets are Erie, Pa. and Portland/Augusta, Maine.

FairPoint Solutions currently employs approximately 420 people. A significant number of employees will continue working through all or part of the transition period.

"This is a decision that in the long term is in the best interests of our customers and our shareholders," said Johnson, adding that the company will continue looking for growth opportunities in its core rural telephone business, which has completed 29 acquisitions in the past eight years. "Our experience in this arena makes us national leaders in one of the most stable and growing businesses within the telecom industry," he said.

RESULTS FOR THE THIRD QUARTER ENDED SEPT. 30

FairPoint's consolidated EBITDA was $23.2 million an increase of $11.7 million compared to the three months ended Sept. 30, 2000. This period over period improvement is attributed to lower EBITDA losses at the company's competitive communications operations.

The traditional telephone companies reported EBITDA of $30.2 million, a decrease of $2.6 million or 7.9 percent compared to $32.8 million for the same period in 2000. In the third quarter ended Sept. 30, 2000, the traditional telephone companies reported gain on sale of assets of $7.0 million. When adjusted for this one time gain, traditional telephone companies EBITDA increased $4.3 million compared to the third quarter 2000. For the

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traditional telephone companies owned for comparable period, EBITDA decreased
8.3 percent to $30.1 million, while the companies acquired in 2000 contributed EBITDA of $.14 million.

FairPoint Solutions reported revenues of $18.5 million, an increase of 25.9 percent over the comparable period in 2000. Solutions recorded an EBITDA loss of approximately $7.0 million.

The Company reported a net loss after taxes of $26.6 million for the quarter.

THOMAS RETIREMENT

FairPoint's current CEO, Jack H. Thomas, will retire as chief executive officer, effective Jan. 1, 2002. Thomas will retain his role as chairman of the board. Thomas, 60, had been planning his succession for some time and the move is unrelated to FairPoint Solutions' sales agreements.

A co-founder of FairPoint in 1988, Thomas assumed the role of chief executive officer in 1993. Prior to joining FairPoint, Thomas served as chief operating officer of C-TEC Corporation, a diversified communications company that at the time owned Commonwealth Telephone Company. He also worked in various management capacities at United Telephone Company of Ohio and C&P Telephone.

Johnson, also a co-founder of FairPoint, primarily has been responsible for corporate development activities. Prior to joining FairPoint, he was president and sole shareholder of JC&A Inc., an investment banking and brokerage firm providing services to the cable television, telephone and related industries. His previous experience included Cable Investments, Inc., where he led the mergers and acquisitions department, and Enstar Cable Corporation, where he served as president and chief operating officer. He also owned a cable television construction and engineering firm. Before entering the cable television industry in 1980 Johnson was a Certified Public Accountant with the firm Haskins and Sells, a predecessor to the leading accounting and consulting firm Deloitte & Touche.

"We see this change in roles as a natural progression for our company," Johnson said. "All of us at FairPoint owe Jack a great deal of gratitude for his leadership and for the significant role he played in making this company successful. While he's retiring from day-to-day responsibilities, we are delighted he will remain involved with the company as chairman."

ABOUT FAIRPOINT

FairPoint is an integrated communications provider offering voice, Internet, data, Web-enabled and other related communication services to its customers in its traditional telephone companies. FairPoint was founded to take advantage of the consolidation opportunities in the highly fragmented rural independent telephone industry. Since its

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first traditional telephone acquisition in 1993, the Company has completed 28 additional acquisitions across the country.

                                      # # #

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

================================================================================
                                                      SEPTEMBER 30, DECEMBER 31,
                                                          2001           2000
                                 Assets                (UNAUDITED)
--------------------------------------------------------------------------------
                                                        (DOLLARS IN THOUSANDS)
Current assets:
    Cash                                               $   6,156        1,023
    Accounts receivable                                   48,333       48,257
    Other                                                  8,752        7,763
--------------------------------------------------------------------------------
Total current assets                                      63,241       57,043
--------------------------------------------------------------------------------
Property, plant, and equipment, net                      358,607      348,916
--------------------------------------------------------------------------------
Other assets:
    Investments                                           47,410       50,353
    Goodwill, net of accumulated amortization            456,947      451,486
    Deferred charges and other assets                     29,832       33,625
--------------------------------------------------------------------------------
Total other assets                                       534,189      535,464
--------------------------------------------------------------------------------
Total assets                                           $ 956,037      941,423
================================================================================
                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------
Current liabilities:
    Accounts payable                                   $  16,396       38,118
    Current portion of long-term debt and other
      long-term liabilities                                7,236        6,480
    Demand notes payable                                     474          535
    Accrued interest payable                              26,765       11,547
    Restructuring accruals                                12,417       13,343
    Other accrued liabilities                             42,086       34,612
--------------------------------------------------------------------------------
Total current liabilities                                105,374      104,635
--------------------------------------------------------------------------------
Long-term liabilities:
    Long-term debt, net of current portion               883,050      751,630
    Deferred credits and other long-term liabilities      14,305       15,754
--------------------------------------------------------------------------------
Total long-term liabilities                              897,355      767,384
--------------------------------------------------------------------------------
Minority interest                                             17           15
--------------------------------------------------------------------------------
Common stock subject to put option                         4,136        5,011
--------------------------------------------------------------------------------
Stockholders' equity:
    Common stock                                             498          498
    Additional paid-in capital                           219,881      227,245
    Unearned compensation                                 (3,758)      (9,707)
    Accumulated other comprehensive income (loss)         (3,913)         440
    Accumulated deficit                                 (263,553)    (154,098)
--------------------------------------------------------------------------------
Total stockholders' equity (deficit)                     (50,845)      64,378
--------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $ 956,037      941,423
================================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


=========================================================================================
                                              Three months ended      Nine months ended
                                                 September 30,          September 30,
                                               2001         2000       2001        2000
-----------------------------------------------------------------------------------------
                                                         (DOLLARS IN THOUSANDS)

Revenues                                     $ 78,024      69,828     229,375     174,775
-----------------------------------------------------------------------------------------
Operating expenses:
    Network operating costs                    33,551      36,075     102,967      85,630
    Selling, general and administrative        22,164      25,566      66,741      63,678
    Depreciation and amortization              17,648      14,856      52,281      36,729
    Restructure charges                            --          --      35,070          --
    Stock-based compensation, net of
      forfeitures                              (1,106)      1,376      (1,246)     15,075
-----------------------------------------------------------------------------------------
Total operating expenses                       72,257      77,873     255,813     201,112
-----------------------------------------------------------------------------------------
Income (loss) from operations                   5,767      (8,045)    (26,438)    (26,337)
-----------------------------------------------------------------------------------------
Other income (expense):
    Net gain (loss) on sale of investments       (730)      3,387        (708)      6,230
    Interest and dividend income                  458         439       1,759       1,839
    Interest expense                          (32,973)    (19,099)    (86,303)    (46,376)
    Other, net                                  1,162        (478)      3,184       2,768
-----------------------------------------------------------------------------------------
Total other expense                           (32,083)    (15,751)    (82,068)    (35,539)
-----------------------------------------------------------------------------------------
Loss before income taxes                      (26,316)    (23,796)   (108,506)    (61,876)
Income tax benefit (expense)                     (326)      7,812        (947)     15,616
Minority interest in income of
    subsidiaries                                   --          (1)         (2)         (2)
-----------------------------------------------------------------------------------------
Net loss                                     $(26,642)    (15,985)   (109,455)    (46,262)
=========================================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSSES
                                   (UNAUDITED)


===================================================================================================================================
                                                           THREE MONTHS ENDED                          NINE MONTHS ENDED
                                                              SEPTEMBER 30,                              SEPTEMBER 30,
                                              ---------------------------------------   -------------------------------------------
                                                     2001                      2000              2001                        2000
                                              -------------------            --------   ----------------------            ---------
                                                                                  (DOLLARS IN THOUSANDS)

Net loss                                               $ (26,642)             (15,985)               (109,455)             (46,262)
Other comprehensive loss:
    Available-for-sale securities:
      Unrealized holding gain arising
        during period                        $  526                    645                   752                    411
      Less reclassification  adjustment
        for gain realized in net loss          (946)        (420)   (2,909)    (2,264)      (946)        (194)   (3,989)    (3,578)
                                             -------   ----------  --------  ---------   --------   ----------   -------  ---------
    Cash flow hedges:
      Cumulative effect of a change in
        accounting principle                 $   --                                --     (4,664)                               --
      Net derivative loss                      (603)                               --       (636)                               --
      Reclassification adjustment               380         (223)                  --      1,141       (4,159)                  --
                                             -------   ----------            ---------   --------   ----------            ---------
Other comprehensive loss                                    (643)              (2,264)                 (4,353)              (3,578)
                                                       ----------            ---------              ----------            ---------
Comprehensive loss                                     $ (27,285)             (18,249)               (113,808)             (49,840)
                                                       ==========            =========              ==========            =========

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


===============================================================================================================
                                                                                      NINE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                   2001                2000
---------------------------------------------------------------------------------------------------------------
                                                                                    (DOLLARS IN THOUSANDS)
Cash flows from operating activities:
    Net loss                                                                 $    (109,455)            (46,262)
Adjustments to reconcile net loss to net cash used in
operating activities:
    Amortization of debt issue costs                                                 5,727               2,384
    Depreciation and amortization                                                   52,281              36,729
    Impairment of long-lived assets                                                 18,790                  --
    Other non cash items                                                             8,006               1,878
    Changes in assets and liabilities arising from operations, net of acquisitions:
      Accounts receivable and other current assets                                  (1,462)            (10,943)
      Accounts payable and accrued expenses                                        (12,100)             11,260
      Restructuring accruals                                                          (926)                 --
---------------------------------------------------------------------------------------------------------------
    Total adjustments                                                               70,316              41,308
---------------------------------------------------------------------------------------------------------------
    Net cash used in operating activities                                          (39,139)             (4,954)
---------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
    Net capital additions                                                          (65,672)            (49,517)
    Acquisitions of telephone properties                                           (18,418)           (253,937)
    Other, net                                                                       4,813              18,662
---------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                          (79,277)           (284,792)
---------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
    Loan origination costs                                                          (3,127)             (9,340)
    Proceeds from issuance of long-term debt                                       356,225             561,586
    Repayment of long-term debt                                                   (224,721)           (424,695)
    Net proceeds from the issuance of common stock                                      --             158,896
    Other, net                                                                      (4,828)             (1,825)
---------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                                      123,549             284,622
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      5,133              (5,124)
Cash, beginning of period                                                            1,023               9,923
---------------------------------------------------------------------------------------------------------------
Cash, end of period                                                          $       6,156               4,799
===============================================================================================================

                         FAIRPOINT COMMUNICATIONS, INC.

                 CONSOLIDATED AND SEGMENT FINANCIAL INFORMATION


($ million)                                             Three Months Ending          Three Months Ending
                                                        September 30, 2001           September 30, 2000
                                                       ---------------------         -------------------
CONSOLIDATED REVENUES
    Revenues                                           $             78,024           $            69,828
    Operating Expenses                                               72,257                        77,873
                                                       ---------------------          --------------------
    Income From Operations                                            5,767                        (8,045)
                                                       =====================          ====================
    Other Income (Expense)                                          (32,083)                      (15,751)(5)
    Loss Before Income Taxes                                        (26,316)                      (23,796)
    Net Income (Loss)                                               (26,642)                      (15,985)
    EBITDA                                                           23,199                        11,534

SEGMENT INFORMATION:
  Traditional Telephone Operations:
    Revenues                                           $             59,508           $            55,135
    Operating Expenses                                               44,302                        39,016
                                                       ---------------------          --------------------
    Income From Operations                                           15,206                        16,119
                                                       =====================          ====================
    Other Income (Expense)                                          (26,654)                      (14,352)(5)
    Loss Before Income Taxes                                        (11,448)                        1,769
    Net Income (Loss)                                               (11,774)                          747
    EBITDA                                                           30,203                        32,785

  Competitive Operations:
    Revenues                                           $             18,516           $            14,693
    Operating Expenses                                               27,955                        38,857
                                                       ---------------------          --------------------
    Income From Operations                                           (9,439)                      (24,164)
                                                       =====================          ====================
    Other Income (Expense)                                           (5,429)                       (1,399)
    Loss Before Income Taxes                                        (14,868)                      (25,565)
    Net Income (Loss)                                               (14,868)                      (16,732)
    EBITDA                                                           (7,004)                      (21,251)

                                                        Nine Months Ending           Nine Months Ending
                                                        September 30, 2001           September 30, 2000
                                                       --------------------          -------------------
CONSOLIDATED REVENUES
    Revenues                                           $            229,375           $           174,775
    Operating Expenses                                              255,813                       201,112
                                                       ---------------------          --------------------
    Income From Operations                                          (26,438)                      (26,337)
                                                       =====================          ====================
    Other Income (Expense)                                          (82,068)(1)                   (35,539)(5)
    Loss Before Income Taxes                                       (108,506)                      (61,876)
    Net Income (Loss)                                              (109,455)                      (46,262)
    EBITDA                                                           28,830                        36,302

SEGMENT INFORMATION:
  Traditional Telephone Operations:
    Revenues                                           $            170,153           $           138,519
    Operating Expenses                                              123,922                       112,203
                                                       ---------------------          --------------------
    Income From Operations                                           46,231                        26,316
                                                       =====================          ====================
    Other Income (Expense)                                          (67,128)(2)                   (32,471)(5)
    Loss Before Income Taxes                                        (20,896)                       (6,155)
    Net Income (Loss)                                               (21,845)                      (10,666)
    EBITDA                                                           92,531                        83,157

  Competitive Operations:
    Revenues                                           $             59,222           $            36,256
    Operating Expenses                                              131,891 (3)                    88,909
                                                       ---------------------          --------------------
    Income From Operations                                          (72,669)                      (52,653)
                                                       =====================          ====================
    Other Income (Expense)                                          (14,940)(4)                    (3,068)
    Loss Before Income Taxes                                        (87,610)                      (55,721)
    Net Income (Loss)                                               (87,610)                      (35,596)
    EBITDA                                                          (63,701)                      (46,855)


Access Lines:                                             As of 09/30/01                  As of 09/30/00
                                                       --------------------          ---------------------
  Traditional Telephone Operations                                  246,020                       235,924
  Competitive Operations                                             97,665                        95,289

Footnotes:

(1) Includes FASB 133 interest expense of $11.2 million for the nine months ended Sept. 30, 2001
(2) Includes FASB 133 interest expense of $9.0 million for the nine months ended Sept. 30, 2001
(3) Includes $35.1 million in Restructure Charges related to the scale back in the Competitive operations in recorded in March and June 2001
(4) Includes FSAB 133 interest expense of $2.2 million for the nine months ended Sept. 30, 2001
(5)  Includes Gain on Sale of Assets of $7.0 million

                         FAIRPOINT COMMUNICATIONS, INC.

     SEQUENTIAL FINANCIAL INFORMATION FOR THE QUARTERS ENDING SEPTEMBER 30,
                           JUNE 30 AND MARCH 31, 2001


($ million)                                        Three Months Ending         Three Months Ending        Three Months Ending
                                                    September 30, 2001            June 30, 2001              March 31, 2001
                                                   --------------------        -------------------        -------------------
CONSOLIDATED REVENUES
    Revenues                                       $          78,024           $         75,513           $          75,838
    Operating Expenses                                        72,257                     78,441                     105,115
                                                   ------------------          -----------------          ------------------
    Income From Operations                                     5,767                     (2,928)                    (29,277)
                                                   ==================          =================          ==================
    Other Income (Expense)                                   (32,083)                   (20,618)                    (29,367)
    Loss Before Income Taxes                                 (26,316)                   (23,546)                    (58,644)
    Net Income (Loss)                                        (26,642)                   (23,849)                    (58,964)
    EBITDA                                                    23,199                     17,955                     (12,324)

SEGMENT INFORMATION:
  Traditional Telephone Operations:
    Revenues                                       $          59,508           $         55,660           $          54,985
    Operating Expenses                                        44,302                     41,260                      38,360
                                                   ------------------          -----------------          ------------------
    Income From Operations                                    15,206                     14,400                      16,625
                                                   ==================          =================          ==================
    Other Income                                             (26,654)                   (16,472)                    (24,002)
    Loss Before Income Taxes                                 (11,448)                    (2,073)                     (7,375)
    Net Income (Loss)                                        (11,774)                    17,332                     (27,403)
    EBITDA                                                    30,203                     30,369                      31,959

  Competitive Operations:
    Revenues                                       $          18,516           $         19,853           $          20,853
    Operating Expenses                                        27,955                     37,181 (1)                  66,755 (2)
                                                   ------------------          -----------------          ------------------
    Income From Operations                                    (9,439)                   (17,328)                    (45,902)
                                                   ==================          =================          ==================
    Other Income                                              (5,429)                    (4,146)                     (5,365)
    Loss Before Income Taxes                                 (14,868)                   (21,473)                    (51,269)
    Net Income (Loss)                                        (14,868)                   (41,181)                    (31,561)
    EBITDA                                                    (7,004)                   (12,414)                    (44,283)


Access Lines:                                       September 30, 2001            June 30, 2001              March 31, 2001
                                                   --------------------        -------------------        ------------------
  Traditional Telephone Operations                           246,020                    239,953                     237,749
  Competitive Operations                                      97,665                    103,621                     113,905

Footnotes:

(1) Includes $1.4 million in Restructure Charge to related to discontinuing the NetLever business initiative.
(1) Includes $33.6 million in Restructure Charge related to the scale back in the Competitive operations recorded in March 2001.